SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2006 (February 17, 2006)

AXIS CAPITAL HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31721	98-0395986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

106 Pitts Bay Road
Pembroke, Bermuda		HM 08
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 441-296-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On February 17, 2006, AXIS Specialty Limited, a Bermuda company (“AXIS Specialty Bermuda”) and a subsidiary of AXIS Capital Holdings Limited, a Bermuda company (the “Company”), entered into an agreement, dated as of February 17, 2006 (the “Separation Agreement”), with Ms. Carol S. Rivers, the Company’s General Counsel and Secretary. Under the Separation Agreement, Ms. Rivers’ employment with the Company will terminate effective February 28, 2006. In connection with her leaving, Ms. Rivers will receive an amount equal to her current annual base salary, an amount in lieu of her annual bonus and other benefits provided in her employment contract and medical and dental benefits for a period of 12 months. In addition, her outstanding stock options and restricted stock awards will vest on February 28, 2006. The Separation Agreement also contains confidentiality and non-solicitation covenants and mutual releases and non-disparagement covenants. A copy of the Separation Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Separation Agreement, the Company has amended the forms of grant letters with respect to awards made to Ms. Rivers under the Company’s 2003 Long-Term Equity Compensation Plan (the “Employees Plan”). Under the amended option grant letters, all options granted to Ms. Rivers under the Employees Plan vest in three equal installments on the first, second and third anniversary of the date of grant or, if earlier, on February 28, 2006. Under the amended restricted stock grant letters, all restricted stock granted to Ms. Rivers under the Employees Plan vests on February 28, 2006. Copies of the amended grant letters are attached as Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits

(d)	Exhibits.

10.1	Separation Agreement, dated as of February 17, 2006, between the AXIS Specialty Limited and Carol S. Rivers.

10.2	Form of Grant Letters for Carol S. Rivers under the 2003 Long-Term Equity Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2006	AXIS CAPITAL HOLDINGS LIMITED

	By:	/s/ Michael A. Butt
Michael A. Butt
Chairman

EXHIBIT INDEX

Exhibit Number	Description of Document

10.1	Separation Agreement, dated as of February 17, 2006, between AXIS Specialty Limited and Carol S. Rivers.

10.2	Form of Grant Letters for Carol S. Rivers under the 2003 Long-Term Equity Compensation Plan.